UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2010

Shiner International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province, China 570125
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:  86-898-68581104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02(b) and (c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2010, the board of directors of Shiner International, Inc. (the "Company") announced the promotion of Mr. Qingtao Xing to the position of Chief Executive Officer of the Company.  Mr. Xing will also continue to serve as the Company's President, a position he has held since May 2008.  The Company's former Chief Executive Officer, Mr. Jian Fu, will remain with the Company as Executive Vice President of Manufacturing and will continue to serve as a Director of the Company.

Mr. Xing, 33, became President of Shiner in May 2008, having joined Shiner in January 2008, serving as Shiner's vice president for strategic initiatives.  Prior to joining Shiner, Mr. Xing worked as a project development associate for LaSalle Investment Management from July 2007 to January 2008, as managing partner of New Frontiers Investment Management from May 2007 to January 2008 and as a summer intern for Citigroup Property Investors in Hong Kong during 2006.  Mr. Xing received his Master of Professional Studies from Cornell University in 2007 and holds a Bachelor's degree from Tongji University. Prior to attending Cornell, Mr. Xing was associated with two real estate companies in China, developing residential and commercial properties. Mr. Xing is the son-in-law of Shiner's Chairman, Mr. Ying.

Mr. Fu, 45, joined our Board of Directors in July 2007.  He served as our Chief Executive Officer from July 2007 to February 2010.  Prior to that, Mr. Fu served as chief executive officer and a director of Sino Palace Holdings Limited from January 2004 to July 2007. He worked at Hainan Plastic Industrial Co., Ltd. as Vice-Chairman of the Hainan Modern Technology Group from 1998 to December 2003 and as General Manager from 1985 to 1997. Mr. Fu holds a undergraduate degree in Plastic Engineering Technique from South China Institute of Technology and an Advanced Certificate of MBA studies from Renmin University.

Item 7.01  Regulation FD Disclosure.

On February 22, 2010, Shiner issued a press release announcing Mr. Xing's promotion.  A copy of the press release is attached hereto as Exhibit 99.1.

The exhibit furnished with this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Shiner under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1 - Press Release of Shiner International, Inc. dated February 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2010

SHINER INTERNATIONAL, INC.

By:	/s/ Qingtao Xing
Qingtao Xing
President & Chief Executive Officer